UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 13, 2005

                              SPECTRE GAMING, INC.
             (Exact name of registrant as specified in its charter)

          Minnesota                      0-25764                  41-1675041
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

       1466 Pioneer Way, #10, El Cajon, California              92020
        (Address of principal executive offices)              (Zip Code)

                                 (612) 279-2030
              (Registrant's telephone number, including area code)

                                       n/a
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2005, Spectre Gaming, Inc. (the "Company") entered into a Redemption Technology and Supply Agreement (the "Agreement") with Bally Gaming, Inc., a Nevada corporation ("Bally"). The Agreement was first amended on August 12, 2005.

On September 13, 2005, the Company entered into a Second Amendment to Redemption Technology and Supply Agreement with Bally: (i) to extend the payment date for, and to waive applicable grace period, notice and cure provisions related to, an upfront license fee due under the Agreement; (ii) to restate the promissory note delivered pursuant to the Agreement to amend the repayment schedule; and (iii) to extend the time period for certain of Bally's services under the Agreement.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPECTRE GAMING, INC.


Date: September 16, 2005               By:           /s/ Brian Niebur
                                           -------------------------------------
                                           BRIAN NIEBUR, Chief Financial Officer